EXCLUSIVE OPTION AGREEMENT

独家选择权协议

This Exclusive Option Agreement (this "Agreement") is made and entered into as of December [] 2010, by and between the following parties on December []., 2010 in Jinjiang City, Fujian Province, the People's Republic of China ("China" or the "PRC").
本独家选择权协议（"本协议"）由以下各方于 2010 年 12 月【31】日在中华人民共和国（"中国"）福建省晋江市签署：

Party A : Dake (Fujian) Sports Goods Co., Ltd
Address: Henggoutou Industrial District, Chendai Town, Jinjiang City, Fujian Province, China
甲方： 达克（福建）体育用品有限公司
地址： 福建省晋江市陈埭镇横沟头工业区

Party B: Fujian Jinjiang Aierda Shoe Plastic Co., Ltd
Address: Jiangtou Village, Chendai Town, Jinjiang City, Fujian Province, China
乙方： 福建省晋江爱尔达鞋塑有限公司
地址： 福建省晋江市陈埭镇江头村

Party C: Ding Yuxi
Passport No. G24616229
丙方： 丁玉希
护照编号：G24616229

Each of Party A and Party B and Party C shall be hereinafter referred to as a "Party" respectively, and as the "Parties" collectively.
甲方和乙方和丙方以下各称为"一方"，统称为"各方"。

RECITALS
陈 述

(1) Party A is a wholly foreign-owned limited company duly incorporated under the laws of China which has the expertise in the business of the production and retail of plastic sports shoes, shoemaking material.
甲方为依据中国法律设立的外商独资企业，专业进行塑料运动鞋、鞋业材料的生产和零售。

(2) Party B is a wholly foreign-owned limited company duly incorporated under the laws of China which has the expertise in the business of the production and

retail of plastic sports shoes, fashion shoes and leather sandals (the "Business").
乙方是一家依据中国法律设立的外商独资企业，专业进行旅游鞋、时装鞋及皮凉鞋的生产和零售（"业务"）。

(3) Party C is the sole shareholder of Party B.
丙方是乙方的唯一股东。

(4) A series of agreements such as the Exclusive Business Cooperation Agreement (the "Cooperation Agreement") and Equity Pledge Agreement (the "Equity Pledge Agreement") have been entered into by the Parties on December. [], 2010;
一系列协议，如独家业务合作协议（"合作协议"）和股权质押协议（"股权质押协议"）等协议已于 2010 年 12 月【】日签订。

(5) The Parties are entering into this Exclusive Option Agreement in conjunction with the Pledge Agreement, Cooperation Agreement and related agreements.
各方连同股权质押协议、合作协议和其他相关协议一起签订本独家选择权协议。

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:
鉴于此，各方达成如下协议：

1. Purchase and Sale of Equity Interest
1. 购买和出售股权

1.1 Grant of Rights. Party C (hereafter the "Transferor") hereby irrevocably grants to Party A or its designated representative (the "Designated Persons") an exclusive option to purchase, to the extent permitted under PRC Law, according to the steps determined by Party A, at the price specified in Section 1.3 of this Agreement, at any time from the Transferor a portion or all of the equity interests held, by Transferor in Party B (the "Option"). No Option shall be granted to any third party other than Party A and/or the Designated Persons. Party B hereby agrees to the granting of the Option by Party C to Party A and/or the Designated Persons. The "person" set forth in this clause and this Agreement means an individual person, corporation, joint venture, partnership, enterprise, trust or a non-corporation organization.

1.1 授权。丙方（以下称 "转让方"）在此授予甲方或者甲方指定的任何人员独家购买选择权。该选择权在中国法律允许的范围内根据甲方制订的步骤和本协议 1.3 条中规定的价格可以从转让方购入乙方部分或全部的股权（"选择权"）。除甲方和甲方指定的人员之外，该选择权不准授予第三方。乙方同意丙方授予甲方或甲方指定的人员购买选择权。在该条款中的个人指法定意义上的个人、公司、合资企业、合伙企业、企业、信托或者其他非公司组织。

1.2 Exercise of Rights. According to the stipulations of the PRC laws and regulations, Party A and/or the Designated Persons may exercise Option by issuing a written notice (the "Notice") to the Transferor and specifying the equity interest purchased from Transferor (the "Purchased Equity Interest") and the manner of purchase.

1.2 权利的行使。根据中国法律法规规定，甲方或甲方指定的人员可以通过向转让方发布一个书面的通知并且指明从转让方所购入的股权数量("已购股权")和购买方式来履行该选择权。

1.3 Purchase Price.

1.3 购买价格

1.3.1 For Party A to exercise the Option, the purchase price of the Purchased Equity Interest ("Purchase Price") shall be equal to the original paid-in price of the Purchased Equity Interest by the Transferor, unless the applicable PRC laws and regulations require appraisal of the equity interests or stipulate other restrictions on the purchase price of equity interests.

1.3.1 在甲方履行选择权时，已购股权的购买价格必须等于原先转让方购买股权的价格，除非适用的中华人民共和国法律法规要求评估股权价格或者规定对股权购买价格的限制。

1.3.2 If the applicable PRC laws require appraisal of the equity interests or stipulates other restrictions on the purchase price of the Equity Interest at the time that Party A exercises the Option, the Parties agree that the Purchase Price shall be set at the lowest price permissible under the applicable laws.

1.3.2 如果适用的中国法律在甲方履行选择权时要求评估股权价格或者规定对股权购买价格的限制，各方同意购买价格设定为所适用法律可允许的最低价格。

1.4 Transfer of the Purchased Equity Interest. Up on each exercise of the Option rights under this Agreement:

1.4 已购股权的转让。根据本协议每次履行该选择权时：

1.4.1 The Transferor shall ask Party C to convene a shareholder/owner's meeting. During the meeting, the resolutions shall be proposed, approving the transfer of the appropriate Equity Interest to Party A and/or the Designated Persons;

1.4.1 转让方要求丙方召集股东 / 所有人会议。在会议中通过决议，同意将适当的股权转让给甲方或者甲方指定的人员；

1.4.2 The Transferor shall, upon the terms and conditions of this Agreement and the Notice related to the Purchased Equity Interest, enter into Equity Interest purchase agreement in a form reasonably acceptable

to Party A, with Party A and/or the Designated Persons (as applicable);

1.4.2 转让方须根据本协议条款以及已购股权的通知，与甲方或者甲方指定人员（可适用）签署甲方可合理接受的股权购买协议。

1.4.3 The related parties shall execute all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, without any security interest, transfer the valid ownership of the Purchased Equity Interest to Party A and/or the Designated Persons, and cause Party A and/or the Designated Persons to be the registered owner of the purchased Equity Interest. In this clause and this Agreement, "Security Interest" means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements, however, it does not include any security interest created under the Equity Pledge Agreement.

1.4.3 相关各方应在没有任何担保权益的情况下签署所有必要合同、协议或者文件，获取所有政府批文，采取所有必需行动，向甲方或甲方指定的人员转让已购股权的有效所有权，促成甲方或甲方指定人员成为已购股权的登记的所有人。在该条款中，"担保权益"指的是抵押、质押、第三方的权利或权益，任何股权的购买权利，收购权，优先购买权，抵销权，所有权扣留或者其他担保措施，但是，不包括任何在股权质押协议下所产生的担保权益。

1.5 Payment. The payment of the Purchase Price shall be determined by the consultation of Party A and/or the Designated Persons with the Transferor according to the applicable laws at the time of exercise of the Option.

1.5 支付方式。股权购买支付方式必须由甲方或甲方指定人员和转让方根据履行选择权时所适用的法律协商决定。

2. Promises Relating Equity Interest.

2. 与股权相关的承诺。

2.1 Promises Related to Party B. Party B, Party C hereby promise:

2.1 与乙方相关的承诺。乙方，丙方在此作出以下承诺：

2.1.1 Without prior written consent by Party A, not, in any form, to supplement, change or renew the Articles of Association of Party B, to increase or decrease registered capital of the corporation, or to change the structure of the registered capital in any other forms;

2.1.1 未经甲方事先书面同意，不能以任何形式补充、更改或更新乙方章程，增加或减少公司的注册资本或者以任何形式更改注册资本

的结构。

2.1.2 According to customary fiduciary standards applicable to managers with respect to corporations and their shareholders/owners, to maintain the existence of the corporation, prudently and effectively operate the business;

2.1.2 根据适用于公司经理和其股东 / 所有人的忠实义务维持公司的存续，谨慎和有效地经营业务；

2.1.3 Without prior written consent by Party A, not, upon the execution of this Agreement, to sell, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of business or income of Party B, or encumber or approve any encumbrance or imposition of any security interest on Party A's assets;

2.1.3 未经甲方事先书面同意，在履行本协议时不能以任何形式出售、转让、抵押或处置乙方任何资产、合法商业利润或收入，或对乙方财产设置或同意设置担保物权；

2.1.4 Without prior written notice by Party A, not issue or provide any guarantee or permit the existence of any debt, other than (i) the debt arising from normal or daily business but not from borrowing; and (ii) the debt disclosed to Party A and obtained the written consent from Party A;

2.1.4 未经甲方事先的书面通知，不得发布和提供任何担保或同意承担任何债务，但是 i）日常业务中而非借贷产生的债务除外；ii)向甲方披露的债务或者获得甲方书面同意的债务除外；

2.1.5 To normally operate all business to maintain the asset value of Party B, without taking any action or failing to take any action that would result in a material adverse effect on the business or asset value of Party B;

2.1.5 正常经营所有业务以维持乙方资产价值，不得以作为或不作为的方式对乙方业务或资产价值造成重大不利影响；

2.1.6 Without prior written consent by Party A, not to enter into any material agreement that exceeds USD500,000, other than agreements in the ordinary course of business;

2.1.6 未经甲方事先书面同意，不得签署金额超过 50 万美元人民币任何重大协议，但是正常业务中的协议除外。

2.1.7 Without prior written consent by Party A, not to provide loan or credit loan to any others;

2.1.7 未经甲方事先书面同意，不得向他人提供任何贷款或信用借款。

2.1.8 Upon the request of Party A, to provide all materials of operation and finance relevant to Party B；

2.1.8 根据甲方要求，提供乙方所有业务和财务相关材料。

2.1.9 Purchases and holds the insurance from the insurance company accepted by Party A, the insurance amount and category shall be the same with those held by the companies in the same industry or field, operating the similar business and owning the similar properties and assets as Party B;

2.1.9 购买并持有甲方认可的保险公司所提供的保险，保险金额和种类必须与同行业经营相同业务以及资产与乙方相当的公司所持有的保险相同。

2.1.10 Without prior written consent by Party A, not to merge or associate with any person, or acquire or invest in any person:

2.1.10 未经甲方事先书面同意，不进行任何合并、合作、收购或投资；

2.1.11 To notify Party A of the occurrence or the potential occurrence of the litigation, arbitration or administrative procedure related to the assets, business and income of Party B；

2.1.11 向甲方通告已发生或可能发生的与乙方资产、业务和收入相关的诉讼、仲裁或行政程序；

2.1.12 In order to keep the ownership of Party B to all its assets, to execute all requisite or appropriate documents, take all requisite or appropriate actions, and pursue all appropriate claims, or make requisite or appropriate pleas for all claims;

2.1.12 签署所有适当必要的文件，采取所有适当必要的措施，寻求所有适当的索赔或提起一切必要合理的索赔，以保障乙方所有资产的所有权；

2.1.13 Without prior written notice by Party A, not to assign equity interests to shareholders/owners in any form; however, Party B shall distribute all or part of its distributable profits to their own shareholders/owners upon request by Party A;

2.1.13 未经甲方事先书面允许，不以任何形式向股东 / 所有人派发股息；但是，乙方必须在甲方的要求下将其所有或部分未分配利润分配给股东 / 所有人；

2.1.14 According to the request of Party A, to appoint any person designated by Party A to be the directors of Party B.

2.1.14 根据甲方的要求，指派甲方指定的人员担任乙方董事。

2.2 Promises Related to Transferor. Party C hereby promise:

2.2 转让方的承诺。丙方在此作出如下承诺：

2.2.1 Without prior written consent by Party A, not, upon the execution of this Agreement, to sell, transfer, mortgage or dispose in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of the Transferor subject to Equity Pledge Agreement;

2.2.1 未经甲方事先书面同意，在履行该协议时，不得出售、转让、抵押或以任何其他形式处置任何合法或实际拥有的股权，同意设置担保权益。但是转让方根据股权质押协议规定质押股权除外；

2.2.2 Without the prior written notice by Party A, not to decide or support or execute any shareholder resolution at any shareholder meeting of Party B that approves any sale, transfer, mortgage or dispose of any legitimate or beneficial interest of equity interest, or allows any other security interest set on it, other than the pledge on the equity interests of Transferor pursuant to Equity Pledge Agreement;

2.2.2 未经甲方事先书面同意，不得决定、支持或签署任何乙方股东会决议，允许出售、转让、抵押或处置任何合法或实际拥有的股权，或者允许设置其他担保权益，但是转让方根据股权质押协议规定质押股权除外；

2.2.3 Without prior written notice by Party A, any Party shall not agree or support or execute any shareholders/owners resolution at any shareholder meeting of Party B that approves Party B's merger or association with any person, acquisition of any person or investment in any person;

2.2.3 未经甲方事先书面同意，各方不得同意、支持或签署乙方股东会／所有人会议决议，同意乙方合并、合作、收购或投资的决议；

2.2.4 To notify Party A the occurrence or the potential occurrence of the litigation, arbitration or administrative procedure related to the equity interest owned by them;

2.2.4 通知甲方所拥有股权已发生或可能发生的相关的诉讼、仲裁或行政程序；

2.2.5 To cause the Board of Directors of Party B to approve the transfer of the Purchased Equity Interest subject to this Agreement;

2.2.5 促使乙方董事会根据本协议同意已购股权的转让；

2.2.6 In order to keep its ownership of the equity interest, to execute all requisite or appropriate documents, conduct all requisite or appropriate actions, and make all requisite or appropriate claims, or

make requisite or appropriate defend against fall claims of compensation;

2.2.6 签署所有适当必要的文件，采取所有适当必要的措施，寻求所有适当的索赔或提起必要或合适的抗辩避免补偿性索赔，以保障其所拥有股权的所有权；

2.2.7 Upon the request of Party A, to appoint any person designated by Party A to be the directors of Party B;

2.2.7 根据甲方的要求，指派甲方指定的人员担任乙方董事；

2.2.8 Upon the request of Party A at any time, to transfer its Equity Interest immediately to the representative designated by Party A unconditionally at any time and abandon its prior right of first refusal of such equity interest transferring to another available shareholder;

2.2.8 任何时候甲方提出要求，必须在任何时候立即无条件将所持股权转让给甲方指定代表并且放弃其向其它股东 / 所有人转让股权的优先权；

2.2.9 To prudently comply with the provisions of this Agreement and other Agreements entered into collectively or respectively by the Transferor, Party B and Party A and perform all obligations under these Agreements, without taking any action or any nonfeasance that sufficiently affects the validity and enforceability of these Agreements;

2.2.9 为了谨慎遵守本协议规定以及转让方单独或联合签署的其他协议，乙方和甲方必须履行所有协议中的义务，不得懈怠执行或采取任何足以影响这些协议合法性和有效性的行为；

3. Representations and Warranties. As of the execution date of this Agreement and every transferring date, Party B, Party C hereby represent and warrant collectively and respectively to Party A as follows:

3. 声明和保证。在本协议签署日或每个转让日期，乙方和丙方在此单独或共同向甲方声明和保证如下：

3.1 It has the power and ability to enter into and deliver this Agreement, and any equity interest transferring Agreement ("Transferring Agreement", respectively) having it as a party, for every single transfer of the Purchased Equity Interest according to this Agreement, and to perform its obligations under this Agreement and any Transferring Agreement. Upon execution, this Agreement and the Transferring Agreements having it as a party will constitute a legal, valid and binding obligation of it enforceable against it in accordance with its terms;

3.1 根据本协议和任何股权转让协议，甲方有权利和能力签署和递交本协议

和其作为一方的任何股权转让协议（单指转让协议）和履行义务，并且在该协议或其他转让协议条件下履行其义务。签署本协议后，本协议或其作为一方的股权转让协议将对其构成一个合法、有效和有约束力的义务，并可强制执行。

3.2 The execution, delivery of this Agreement and any Transferring Agreement and performance of the obligations under this Agreement and any Transferring Agreement will not: (i) cause to violate any relevant laws and regulations of PRC; (ii) constitute a conflict with its Articles of Association or other organizational documents; (iii) cause to breach any Agreement or instruments to which it is a party or having binding obligation on it, or constitute the breach under any Agreement or instruments to which it is a party or having binding obligation on it; (iv) cause to violate relevant authorization of any consent or approval to it and/or any continuing valid condition; or (v) cause any consent or approval authorized to it to be suspended, removed, or into which other requests be added;

3.2 本协议或任何股权转让协议的签署、递交和义务的履行不得：

a) 导致违反任何中国的法律、法规；
b) 导致违反公司章程或其他组织文件；
c) 导致违反其作为一方或承担义务的相关协议或文件，或者构成其作为一方或承担义务的相关协议或文件的违反；
d) 导致违反任何同意或批准的授权和／或和违反其持续有效的条件；
e) 导致中止、取消同意或批准，或者产生附加条件。

3.3 The shares of Party B are transferable, and Party B has not permitted or caused any security interest to be imposed upon the shares of Party B.

3.3 乙方的股份可转让，但乙方不得对其持有的股权设置担保权益。

3.4 Party B does not have any unpaid debt, other than (i) debt arising from its normal business; and (ii) debt disclosed to Party A and obtained by written consent of Party A;

3.4 乙方没有任何未支付的负债，但是(i)由此正常业务产生的债务除外；(ii)向甲方披露和经甲方书面同意的债务除外。

3.5 Party B has complied with all PRC laws and regulations applicable to the acquisition of assets and securities in connection with this Agreement;

3.5 乙方遵守所有中国与本协议相关的资产收购和证券的法律和规定；

3.6 No litigation, arbitration or administrative procedure relevant to the Equity Interests and assets of Party B or Party B itself is in process or to be settled and the Parties have no knowledge of any pending or threatened claim;

3.6 不得有任何与乙方的股权、资产或乙方自身相关的正在进行或即将被解决的诉讼、仲裁或行政程序，以及各方未获知存在未决或有威胁的索赔。

3.7 The Transferor bears the fair and salable ownership of its Equity Interest free of encumbrances of any kind, other than the security interest pursuant to the Equity Pledge Agreement.

3.7 转让人拥有合理、可转让和未设置担保的股权，但是根据股权质押协议的设置的担保权益除外。

4. Assignment of Agreement
4. 协议项下权利义务的转让

4.1 Party B and Party C shall not transfer their rights and obligations under this Agreement to any third party without the prior written consent of the Party A.

4.1 未经甲方事先书面允许，乙方、丙方不得向第三方转让他们的权利和义务。

4.2 Party B and Party C hereby agrees that Party A shall be able to transfer all of its rights and obligation under this Agreement to any third party with its needs, and such transfer shall only be subject to a written notice sent to Party B, Party C by Party A, and no any further consent from Party B and Party C will be required.

4.2 乙方、丙方在此同意甲方可以根据自身需要向第三方转让其所有权利和义务。但只有当甲方向乙方、丙方送达通知书才可转让，并且不需要乙方、丙方的进一步许可。

5. Effective Date
5. 有效日期

5.1 This Agreement shall take effect on the date of execution of this Agreement. The terms of this Agreement are 10 years. This agreement may be extended with Party A's written confirmation prior to the expiration date.

5.1 本协议自签署之日起生效。本协议有效期为十年。在本协议终止前，经甲方书面确认，本协议的期限可以延长。

6. Governing Law and Jurisdiction
6. 适用法和管辖。

6.1 This Agreement shall be governed by, and construed in accordance with, the laws of the PRC.

6.1 本协议的适用法为中国法律，并依据其进行解释。

6.2 Any dispute arising from, out of or in connection with this Agreement shall be settled through friendly consultations between the Parties. In the event the Parties fail to reach an agreement on the dispute within 30 days after

either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.2 双方应尽量通过友好协商解决与本协议解释或履行相关的任何争议。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在上海进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

7. Taxes and Expenses. Each Party shall, according to the PRC laws, bear any and all registering taxes, costs and expenses for equity transfer arising from the preparation and execution of this Agreement and all Transferring Agreements, and the completion of the transactions under this Agreement and all Transferring Agreements.

7. 税收和花费。根据中国法律，各方应承担所有在此协议和其他股权转让协议下股权转让的准备、签署和完成交易过程中所产生的注册税，成本以及花费。

8. Notices. Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of relevant each party or both parties set forth below or other address of the party or of the other addressees specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b)a notice sent by mail is deemed duly served the tenth(10th)day after the date when the air registered mail with postage prepaid has been sent out (as is shown on the postmark),or the fourth(4th)day after the delivery date to the internationally recognized courier service agency; and(c)a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation of relevant documents.

任何一方根据本协议要求发出的通知或其他函件应以英文和中文制作，在以专人递送、或挂号信或邮资预付邮件、或知名邮件服务机构或传真方式等送达到下列相关各方的地址或者各方不时通知的地址。通知有效送达的日期应当由以下条件决定：(a)由专人递送的通知，在递交时视作有效送达；(b)通过邮递送达的，在邮资预付的航空挂号邮件投递后（见邮戳）的第十天视为有效送达如果通过国际知名快递公司邮寄的，在投递后的第四天视为有效送达；(c)如果一份邮件是通过传真递送的，在相关文件传真件上显示的接受时间应当视作有效送达日期。

Party A : Dake (Fujian) Sports Goods Co., Ltd
甲方： 达克（福建）体育用品有限公司
Address: Henggoutou Industrial District, Chendai Town, Jinjiang City, Fujian Province, China
地址： 福建省晋江市陈埭镇横沟头工业区
Attn:
联系人：
Fax:
传真：
Tel:
电话：

Party B: Fujian Jinjiang Aierda Shoe Plastic Co., Ltd
乙方： 福建省晋江爱尔达鞋塑有限公司
Address: Jiangtou Village, Chendai Town, Jinjiang City, Fujian Province, China
地址： 福建省晋江市陈埭镇江头村
Attn:
联系人：
Fax:
传真：
Tel:
电话：

PARTY C: Ding Yuxi
丙方: 丁玉希
Address:
地址：
Fax:
传真：
Tel:
电话：

9. Confidentiality. The Parties acknowledge and confirm any oral or written materials exchanged by the Parties in connection with this Agreement are confidential. The Parties shall maintain the secrecy and confidentiality of all such materials. Without the written approval by the other Parties, any Party shall not disclose to any third party any relevant materials, but the following circumstances shall be excluded:
9. 保密条款。各方声明并确认任何与本协议相关的口头或书面资料都是保密的，应当确保所有此类文件的机密性。未经其他方的书面允许，任何一方不得向第三方披露相关的资料。但下述情况除外：

a. The materials that is known or may be known by the general public (but not include the materials disclosed by each party receiving the materials);

a. 公众获悉或者可能被公众获悉的资料（但不包括各方收到资料后披露的）;

b. The materials required to be disclosed subject to the applicable laws or the rules or provisions of stock exchange; or

b. 由股票交易市场相关的法律、制度、规则规定应当公开的资料;

c. The materials disclosed by each Party to its legal or financial consultant relating the transaction of this Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section. The disclosure of the confidential materials by staff or employed institution of any Party shall be deemed as the disclosure of such materials by such Party, and such Party shall bear the liabilities for breaching the contract. This clause shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

c. 各方向其法律顾问或财务顾问提供的与本协议相关的资料，该法律顾问或财务顾问应当遵守此章节提出的保密条款。任何一方的员工或者受雇的机构披露机密资料将被视为该方泄密的行为，并且该方将承担相应的违约责任。无论此协议是否有效，或者因任何原因修改、废除、终止此协议，此条条款始终有效。

10. Further Warranties. The Parties agree to promptly execute documents reasonably required to perform the provisions and the aim of this Agreement or documents beneficial to it, and to take actions reasonably required to perform the provisions and the aim of this Agreement or actions beneficial to it.

10. 担保条款。经合理要求，各方同意立即签署文件和采取行动，以便于执行本协议规定和目的。

11. Miscellaneous.

11. 其他条款。

11.1 Amendment, Modification and Supplement. Any amendment and supplement to this Agreement shall only be effective is made by the Parties in writing.

11.1 协议的改善、修正和补充。任何对协议的修改和补充必须由各方书面签署才能生效。

11.2 Entire Agreement. The Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein

and supersede and replace all prior or contemporaneous agreements and understandings in verb or/and in writing.

11.2 协议的完整性。各方声明本协议构成各方之间关于协议所述事宜的完整协议，本协议取代任何此前和同期所有的口头或书面协议。

11.3 Severability. If any provision of this Agreement is judged as invalid or non-enforceable according to relevant Laws, the provision shall be deemed invalid only within the applicable laws and regulations of the PRC, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through fairly consultation, replace those invalid, illegal or non-enforceable provisions with valid provisions that may bring the similar economic effects with the effects caused by those invalid, illegal or non-enforceable provisions.

11.3 可分割性。如果根据相关法律本协议的任何条款被判断无效或者不可执行，则该条款仅在适用的中国法律和法规范围内无效，但是其他条款的有效性、合法性和可执行性不会受到任何影响和削弱。各方应通过合理的协商，制定产生相同经济效益的其他有效规定来取代这些无效、不合法或不可实施的规定。

11.4 Headings. The headings contained in this Agreement are for the convenience of reference only and shall not affect the interpretation, explanation or in any other way the meaning of the provisions of this Agreement.

11.4 标题。本协议所含的标题仅供参考的方便，不会影响协议中的说明、解释或条款的含义。

11.5 Language and Copies. This Agreement has been executed in English and Chinese in three (3) duplicate originals; each Party holds one (1) original and each duplicate original shall have the same legal effect.

11.5 语言和副本。本协议以英文和中文签署，一式三份，各方各执一份，具同等法律效力。

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE
签字页

IN WITNESS WHEREOF each party hereto has caused this Agreement duly executed by their duly authorized representatives as of the date first written above.
特此证明，此协议由其授权代表签署，从签字之日起生效。

PARTY A: Dake (Fujian) Sports Goods Co., Ltd

甲方： 达克（福建）体育用品有限公司

Legal/Authorized Representative: ____________
法定代表人/或被授权人（签字）：
Name: Ding Yuxi
姓名：丁玉希

PARTY B: Fujian Jinjiang Aierda Shoe Plastic Co., Ltd

乙方： 福建省晋江爱尔达鞋塑有限公司

Legal/Authorized Representative: ____________
法定代表人/或被授权人（签字）：
Name: Ding Yuxi
姓名：丁玉希

PARTY C: Ding Yuxi
丙方：丁玉希

____
By: Ding Yuxi
丁玉希
（PRC Passport No. G24616229）
中华人民共和国护照编号：G24616229